UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Suite 400, Denver, CO	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each class	Trading Symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On May 8, 2020, Neoteric Cosmetics, Inc., a wholly-owned subsidiary of Scott’s Liquid Gold-Inc., (the “Company”) and Montagne Jeunesse (“MJ”), the manufacturer of 7th Heaven skin care sachets, entered into a settlement agreement wherein both parties agreed to terminate our exclusive distribution agreement (the “Termination Agreement”). Under the Termination Agreement, the Company will continue to fulfill orders of 7th Heaven sachets through June 1, 2020 and will receive approximately $1.1 million for its remaining 7th Heaven inventory, as well as two transition payments totaling $350,000. The Company incurred no early termination penalties.

The foregoing description of the Termination Agreement is a summary only and qualified in its entirety by reference to the full text of the Termination Agreement, a conformed copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2020, Scott’s Liquid Gold-Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended March 31, 2020. This press release is furnished herewith as Exhibit 99.1 pursuant to this Item 2.02.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Additionally, the information contained in this Item 2.02 or Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On May 11, 2020, the Company issued a press release announcing the execution of the Termination Agreement. A copy of the press release is furnished as Exhibit 99.2 to this Current Report. The following information, including Exhibit 99.2, will not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as is expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Settlement Agreement and Release between Montagne Jeunesse International Limited and Neoteric Cosmetics, Inc., dated May 8, 2020.
99.1	Scott’s Liquid Gold-Inc. press release, dated May 11, 2020.
99.2	Scott’s Liquid Gold-Inc. press release, dated May 11, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date:	May 11, 2020	By:	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki
Chief Financial Officer